UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-22987

                          Pioneer ILS Interval Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2017 through October 31, 2018


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.
  ------------------------------------------------------------------------------
                                 Pioneer ILS
                                 Interval Fund
--------------------------------------------------------------------------------

                                 Annual Report | October 31, 2018

                                 Ticker Symbol: XILSX

                                 [LOGO]   Amundi Pioneer
                                        ASSET MANAGEMENT
                                 visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            10

Prices and Distributions                                                     11

Performance Update                                                           12

Schedule of Investments                                                      13

Financial Statements                                                         24

Financial Highlights                                                         28

Notes to Financial Statements                                                29

Report of Independent Registered Public Accounting Firm                      42

Additional Information                                                       44

Approval of Investment Management Agreement                                  46

Trustees, Officers and Service Providers                                     51

                          Pioneer ILS Interval Fund | Annual Report | 10/31/18 1

President's Letter

Despite economic news that has remained generally positive throughout 2018, market volatility has increased significantly this year compared with 2017. October was a particularly poor month for both U.S. and global equity markets, as every major stock market index finished the month in negative territory. Results have been more mixed on the fixed-income side, with rising interest rates pushing down most year-to-date returns.

On the economic front, U.S. gross domestic product (GDP) growth exceeded 4% in the second quarter of 2018 and topped 3% once again in the third quarter. The low unemployment rate has continued, with initial jobless claims recently hitting a multi-decade low and consumer and small-business confidence also achieving levels not seen in many years.

Despite the good economic news, and even though wages have been rising, inflation expectations have not risen significantly. For its part, the U.S. Federal Reserve System (the Fed) has continued with its tightening of monetary policy by raising interest rates three times in 2018, while moving forward with the tapering of its balance sheet, a process which began in October 2017.

The greater market volatility this year as compared to last year has been driven by several factors. The aforementioned rising interest rates have been one reason, while the uncertainty surrounding U.S. trade policy has, at times, also led to unsettled markets. Of course, in today's global economy, risk factors extend well beyond U.S. borders, and in recent months investors have grappled with various issues on the international front, including questions surrounding the United Kingdom's Brexit negotiations, concerns about the budgetary policies of the populist Italian government, and the potential impact of Turkey's economic challenges on European banks. Moreover, while trade tensions between the U.S. and Europe have moderated, questions about the future of the U.S./China trade relationship remain unresolved, and any major fracture in that relationship could have a negative impact on China's economy and, by extension, on its Asian trade partners.

With regard to our market outlook, over the medium term, we believe the fundamental investment case for U.S. equities remains in place, with support from the fairly positive economic backdrop and with an additional lift potentially coming from the investment side as U.S. businesses consider increasing capital expenditures. We do believe market volatility will persist and, therefore, careful selection of investment themes, sector allocations, and individual stocks will be increasingly relevant to overall performance, as the

2 Pioneer ILS Interval Fund | Annual Report | 10/31/18 maturity of the economic and market cycles could eventually become headwinds. We believe a focus on owning shares of quality companies trading at reasonable prices is key to navigating the current equity-market phase.

In fixed income, we have taken a more cautious approach across our core portfolios with regard to credit-sensitive debt such as corporate bonds, favoring quality and liquidity. As interest rates have risen, we find that short-and intermediate-term U.S. Treasuries have become more attractive, and that agency mortgage-backed securities (MBS) and high-quality, non-agency MBS now also offer lower downside risk. In general, we think structured sectors (such as asset-backed securities and MBS) are more attractive than corporate sectors.

We believe this year's market fluctuations as well as increased risk factors within the global economy have served to remind investors of the importance of active management. Since 1928, active management has been the foundation of Amundi Pioneer's investment approach. We believe active management is especially important during periods of volatility, and that our shareowners can benefit from the experience and tenure of our investment teams, who work collaboratively to make active and informed decisions across our funds.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
October 31, 2018

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                          Pioneer ILS Interval Fund | Annual Report | 10/31/18 3

Portfolio Management Discussion | 10/31/18

In the following interview, Chin Liu discusses the factors that affected the performance of the Pioneer ILS Interval Fund during the 12-month period ended October 31, 2018. Mr. Liu, Managing Director, Director of Insurance-Linked Securities (ILS) and Quantitative Research, a senior vice president, and a portfolio manager at Amundi Pioneer Asset Management, Inc., is responsible for the day-to-day management of the Fund.

Q How did the Fund perform during the 12-month period ended October 31, 2018?

A Pioneer ILS Interval Fund returned 5.04% at net asset value during the 12-month period ended October 31, 2018, while the Fund's benchmark, the ICE Bank of America Merrill Lynch (ICE BofA ML) 3-month U.S. Treasury Bill Index, returned 1.68%.

Q How would you describe the market environment for investors in insurance-linked securities (ILS) during the 12-month period ended October 31, 2018?

A Several major natural disasters occurred over the past 12 months, but the ILS market nonetheless finished with a positive return, as premium income outweighed the impact of insured losses. Premium income comes from proceeds derived from reinsurance contracts sponsored by property-and-casualty reinsurance companies. The contracts allow investors, such as the Fund, to participate in both the rewards and potential risks associated with major claims events, most commonly arising from natural disasters.

      In the early part of the period, ILS came under pressure from losses incurred throughout 2017. In fact, global reinsurer Munich Re reported that 2017 was the second-costliest year ever for natural disasters, causing both insured and overall losses to come in well above the 10-year average. The most notable events of 2017 were three Atlantic hurricanes, devastating wildfires in California, and two earthquakes in Mexico.

      Once 2018 got underway, hurricane season ended and global weather entered a seasonally quiet time. With the exception of two windstorms in Europe that combined to cause several billion euro in damage, there was little notable activity. The period also saw few major earthquakes. As a result, the market strengthened, and ILS securities posted a positive return over the first six months of 2018.

4 Pioneer ILS Interval Fund | Annual Report | 10/31/18

      Natural disasters again began to affect ILS performance in the late summer and into the autumn. Hurricane Florence, which hit North Carolina and the surrounding area and caused low-single-digit billions of dollars in insurable losses, made headlines in the United States. Nevertheless, the event had a limited effect on ILS, given that most losses were brought about by flooding and were therefore not covered by the private market. Shortly afterward, Hurricane Michael hit the Florida panhandle area and caused widespread damage. The event had only a modest effect on the ILS market, however, as the affected area has below-average population density and lower property prices compared to most coastal regions.

      An active typhoon season in Asia also affected the ILS market due to three separate storms that hit Japan from July through September. The single largest storm was Typhoon Jebi, which affected the ILS market on a stand-alone basis. Additionally, the series of three storms brought liabilities over the threshold at which some insurers shared losses with investors on an annual aggregate basis.

      Together, those developments led to weaker performance for ILS over the final months of the 12-month period. The broader ILS market nevertheless finished in positive territory on the strength of earlier gains, which offset some of the losses the market experienced in the prior 12-month period.

Q How would you characterize your investment approach during the 12-month period ended October 31, 2018, and how did your approach affect the Fund's performance?

A As always, it's important to keep in mind that the factors influencing the ILS market are unpredictable and therefore cannot be assessed using traditional methods of securities analysis. We therefore maintained our investment strategy of attempting to keep the portfolio well diversified* across different regions and perils within ILS, focusing on sponsor quality and deal structure, and seeking to avoid the riskiest parts of the ILS market. The Fund had exposure to a wide range of perils during the period, including windstorms, earthquakes, winter storms, inland floods, tornadoes, and other events. In addition, the Fund was and remains diversified by region, including the United States, Europe, Japan, Australia, New Zealand, Canada, Europe, and Latin America.

*     Diversification does not assure a profit nor protect against loss.

                          Pioneer ILS Interval Fund | Annual Report | 10/31/18 5

      Our goal is to have the portfolio broadly reflect the risks and returns associated with the reinsurance industry, and to collect sufficient premiums that may be able to offset a reasonable level of losses and still deliver an attractive return for the Fund's investors. Importantly, we do not invest the Fund in every new ILS deal. Instead, we utilize a comprehensive due diligence process to evaluate each investment for the appropriate structure and alignment of interest between the Fund and the ceding reinsurer.

      Our investment approach helped the Fund's performance over the past 12 months, as we generally avoided adverse selection results during a period that saw a large number of natural disasters. We particularly sought to avoid higher-risk, first-layer liabilities that were more likely to experience losses. As a result, the Fund's losses associated with events such as the storms in Japan remained within what we consider to be reasonable limits. We believe that example helps illustrate the merits of our disciplined investment approach that puts the Fund's cash to work gradually, while resisting the temptation to "chase" yield by taking on a higher level of portfolio risk.

      During the period, we continued striving to add value to the Fund through our security selection process as well as rigorous attention to sourcing investments with attractive yields, while at the same time managing the portfolio's risk profile. In addition, we have remained focused on growing the Fund in a prudent manner by not engaging in any transactions that we feel are not in the investors' best interest, and by preventing the portfolio from building up high levels of cash.

Q Did you invest the Fund in any derivative securities during the 12-month period ended October 31, 2018? If so, did they have any impact on performance?

A We invested the Fund in some forward foreign currency contracts in an effort to hedge the risk of having portfolio exposure to investments denominated in non-U.S. dollar currencies. The contracts had no material impact on the Fund's results, but they helped insulate the portfolio from elevated volatility in currency exchange rates.

6 Pioneer ILS Interval Fund | Annual Report | 10/31/18

Q What factors affected the Fund's distributions to shareholders during the 12-month period?

A The Fund does not distribute income monthly. Rather, distributions are determined each year based on the premiums earned from the portfolio's investments over the previous 12 months. In December 2017, the Fund paid a dividend** of $0.1363 per share. The next distribution is scheduled to occur in December 2018.

Q What trends have you been seeing in terms of premiums and investor demand for ILS?

A In late 2017, a trend toward falling premiums reversed due to the losses ILS incurred in the latter part of the year. Although premium increases did not materialize to the extent that many investors had hoped for as 2018 progressed, pricing did not deteriorate further. In addition, some rate improvement occurred during the January 2018 renewal period. Premiums remained relatively stable for the 12 months, as loss-affected areas saw higher rates, while the rest of the market stayed rather flat. Developments regarding premiums remain a critical component of ILS market performance, since even modest rate increases can translate into meaningfully higher returns.

      Investor demand was steady throughout the course of the year, providing a strong foundation for the market. Non-dedicated investors have continued to allocate capital to the ILS space due to its low sensitivity to interest-rate movements, economic growth trends, corporate earnings releases, and other key drivers of returns across other markets. That translates to ILS investments having a low correlation with the performance of other asset classes.

**    Dividends are not guaranteed.

                          Pioneer ILS Interval Fund | Annual Report | 10/31/18 7

Please refer to the Schedule of Investments on pages 13-23 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment.

The Fund is not a complete investment program.

The Fund invests primarily in insurance-linked securities ("ILS"), which are high-yield debt securities that involve a high degree of risk.

The Fund is operated as an interval fund, meaning the Fund will seek to conduct quarterly repurchase offers for a percentage of the Fund's outstanding shares. Although the Fund will make quarterly repurchase offers, the Fund's shares should be considered illiquid.

Insurance-linked securities may include event-linked bonds (also known as insurance-linked bonds or catastrophe bonds). The return of principal and the payment of interest on insurance-linked securities are contingent on the non-occurrence of a predefined "trigger" event that leads to physical or economic loss, such as a hurricane or an aerospace catastrophe.

Event-linked bonds may expose the Fund to other risks, including, but not limited to, issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

The Fund may also invest in structured reinsurance investments or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business (known as "quota share" instruments or "reinsurance sidecars"). Investors participate in the premiums and losses associated with these underlying contracts, into which the Fund has limited transparency.

The size of the ILS market may change over time, which may limit the availability of ILS for investment. The availability of ILS in the secondary market may also be limited.

Certain securities, including ILS, structured reinsurance investments and derivatives, may be impossible or difficult to purchase, sell, or unwind. Such securities and derivatives also may be difficult to value.

The values of Fund holdings may go up or down, due to market conditions, inflation, changes in interest or currency rates and lack of liquidity in the bond market.

8 Pioneer ILS Interval Fund | Annual Report | 10/31/18

Investments in high yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity, and possibility of default.


When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The Fund may invest in floating-rate loans and similar instruments which may be illiquid or less liquid than other investments. The value of any collateral can decline or be insufficient to meet the issuer's obligations.

The securities issued by U.S. Government-sponsored entities (e.g., FNMA, Freddie Mac) are neither guaranteed nor issued by the U.S. Government.

The Fund may use derivatives, such as swaps, inverse floating-rate obligations and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on the Fund's performance. Derivatives may have a leveraging effect.

Investing in foreign and/or emerging market securities involves risks relating to interest rates, currency exchange rates, and economic and political conditions.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully. There is no assurance that these and other strategies used by the Fund will be successful.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                          Pioneer ILS Interval Fund | Annual Report | 10/31/18 9

Portfolio Summary | 10/31/18

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Reinsurance Sidecars                                                       62.4%
Collateralized Reinsurance                                                 26.5%
Catastrophe Linked Bonds                                                   10.6%
Industry Loss Warranties                                                    0.5%

Sector Diversification by Risk
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Multiperil - Worldwide                                                    69.9%
Multiperil - U.S.                                                         15.2%
Windstorms - U.S. Regional                                                 4.3%
Multiperil - U.S. Regional                                                 2.8%
Windstorms - Florida                                                       2.3%
Windstorms - Texas                                                         0.9%
Flood - U.S.                                                               0.6%
Earthquakes - Japan                                                        0.6%
Pandemic - Worldwide                                                       0.5%
Windstorms - Massachusetts                                                 0.4%
Multiperil - Massachusetts                                                 0.4%
Earthquakes - California                                                   0.4%
Multiperil - Japan                                                         0.3%
Earthquakes - U.S. Regional                                                0.2%
Wildfire - California                                                      0.2%
Windstorms - Mexico                                                        0.2%
Multiperil - Australia                                                     0.2%
Earthquakes - Peru                                                         0.1%
Windstorms - U.S. Multistate                                               0.1%
Windstorms - Worldwide                                                     0.1%
Earthquakes - Colombia                                                     0.1%
Earthquakes - Mexico                                                       0.1%
Earthquakes - Chile                                                        0.1%
Hurricane - U.S.                                                           0.0%+
Earthquakes - U.S.                                                         0.0%+

+     Amount rounds to less than 0.1%.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)*

 1. Berwick Re 2018, Variable Rate Notes, 12/31/21                         5.31%
--------------------------------------------------------------------------------
 2. Limestone Re, Variable Rate Notes, 3/1/22                              5.20
--------------------------------------------------------------------------------
 3. Merion Re 2018-2 , Variable Rate Notes, 12/31/21                       4.84
--------------------------------------------------------------------------------
 4. Gullane Re 2018, Variable Rate Notes, 12/31/21                         4.74
--------------------------------------------------------------------------------
 5. Woburn Re 2018, Variable Rate Notes, 12/31/21                          4.29
--------------------------------------------------------------------------------
 6. Versutus Re 2018, Variable Rate Notes, 12/31/21                        3.73
--------------------------------------------------------------------------------
 7. Harambee Re 2018, Variable Rate Notes, 12/31/21                        3.65
--------------------------------------------------------------------------------
 8. Viribus Re 2018, Variable Rate Notes, 12/31/21                         2.75
--------------------------------------------------------------------------------
 9. Thopas Re 2018, Variable Rates Notes, 12/31/21                         2.60
--------------------------------------------------------------------------------
10. Gleneagles Re 2018, Variable Rate Notes, 12/31/21                      2.42
--------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

10 Pioneer ILS Interval Fund | Annual Report | 10/31/18

Prices and Distributions | 10/31/18

Net Asset Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        10/31/18                  10/31/17
--------------------------------------------------------------------------------
     Net Asset Value                      $9.93                      $9.59
--------------------------------------------------------------------------------

Distributions
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             Short-Term          Long-Term
                            Dividends      Capital Gains       Capital Gains
--------------------------------------------------------------------------------
11/1/17 -- 10/31/18         $0.1363           $ --                $ --
--------------------------------------------------------------------------------

The data shown above represents past performance, which is no guarantee of future results.

Index Definition
--------------------------------------------------------------------------------
The ICE Bank of America Merrill Lynch (BofA ML) 3-Month U.S. Treasury Bill
Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days, that assumes reinvestment of all income. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" chart appearing on page 12.

                         Pioneer ILS Interval Fund | Annual Report | 10/31/18 11

Performance Update | 10/31/18

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, plus reinvested dividends and distributions, of a $10,000 investment made in common shares of Pioneer ILS Interval Fund during the periods shown, compared to that of the ICE Bank of America Merrill Lynch (BofA ML) 3-Month U.S. Treasury Bill Index.

Average Annual Total Returns
(As of October 31, 2018)
----------------------------------------------------
                       Net         ICE BofA ML
                       Asset       3-Month
                       Value       U.S. Treasury
Period                 (NAV)       Bill Index
----------------------------------------------------
Life of Fund
(12/22/2014)           4.29%       0.70%
1 Year                 5.04        1.68
----------------------------------------------------

Expense Ratio
(Per prospectus dated June 22, 2018)
----------------------------------------------------
              Gross      Net
----------------------------------------------------
              2.00%      1.99%
----------------------------------------------------

Value of $10,000 Investment

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                                             ICE BofA ML 3-Month
             Pioneer ILS Interval Fund       U.S. Treasury Bill Index
12/14        $10,000                         $10,000
10/15        $10,590                         $10,001
10/16        $11,779                         $10,032
10/17        $11,196                         $10,104
10/18        $11,760                         $10,274

Call 1-844-391-3034 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Performance, including short-term performance, is not indicative of future results. Because the Fund is new, it may not be fully invested and/or it may have a larger cash allocation, both of which may have an impact on performance. All results are historical and assume the reinvestment of dividends and capital gains.

The Fund has no sales charges. Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through July 1, 2019. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer ILS Interval Fund | Annual Report | 10/31/18

Schedule of Investments | 10/31/18

-------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                         Value
-------------------------------------------------------------------------------------------------------------------
                            UNAFFILIATED ISSUERS -- 100.0%
                            INSURANCE-LINKED SECURITIES --
                            100.0% of Net Assets(1)
                            CATASTROPHE LINKED BONDS -- 10.6%
                            Earthquakes - California -- 0.1%
       250,000(a)           Ursa Re, 3.5% (ZERO + 350 bps), 5/27/20 (144A)                             $    250,375
       250,000(a)           Ursa Re, 6.0% (ZERO + 600 bps), 5/27/20 (144A)                                  251,650
       300,000(a)           Ursa Re, 6.33% (3 Month U.S. Treasury Bill + 400 bps),
                            12/10/19 (144A)                                                                 300,300
                                                                                                       ------------
                                                                                                       $    802,325
-------------------------------------------------------------------------------------------------------------------
                            Earthquakes - Chile -- 0.0%+
       500,000(a)           International Bank for Reconstruction & Development,
                            4.614% (3 Month USD LIBOR + 250 bps), 2/15/21 (144A)                       $    497,250
-------------------------------------------------------------------------------------------------------------------
                            Earthquakes - Colombia -- 0.1%
       500,000(a)           International Bank for Reconstruction & Development,
                            5.114% (3 Month USD LIBOR + 300 bps), 2/15/21 (144A)                       $    501,950
-------------------------------------------------------------------------------------------------------------------
                            Earthquakes - Japan -- 0.6%
     2,000,000(a)           Kizuna Re II, 4.203% (3 Month U.S. Treasury Bill +
                            188 bps), 4/11/23 (144A)                                                   $  2,014,200
     1,250,000(a)           Kizuna Re II, 4.828% (3 Month U.S. Treasury Bill +
                            250 bps), 4/11/23 (144A)                                                      1,267,625
     1,050,000(a)           Nakama Re, 4.429% (6 Month USD LIBOR + 220 bps),
                            10/13/21 (144A)                                                               1,061,445
     1,750,000(a)           Nakama Re, 5.236% (3 Month USD LIBOR + 300 bps),
                            4/13/23 (144A)                                                                1,771,525
                                                                                                       ------------
                                                                                                       $  6,114,795
-------------------------------------------------------------------------------------------------------------------
                            Earthquakes - Mexico -- 0.0%+
       500,000(a)           International Bank for Reconstruction & Development,
                            10.364% (3 Month USD LIBOR + 825 bps),
                            2/14/20 (144A)                                                             $    498,840
-------------------------------------------------------------------------------------------------------------------
                            Earthquakes - Peru -- 0.1%
     1,000,000(a)           International Bank for Reconstruction & Development,
                            8.114% (3 Month USD LIBOR + 600 bps), 2/15/21 (144A)                       $  1,009,500
-------------------------------------------------------------------------------------------------------------------
                            Earthquakes - U.S. -- 0.0%+
       350,000(a)           Kilimanjaro Re, 6.08% (3 Month U.S. Treasury Bill +
                            375 bps), 11/25/19 (144A)                                                  $    350,805
-------------------------------------------------------------------------------------------------------------------
                            Earthquakes - U.S. Regional -- 0.2%
     2,000,000(a)           Merna Re, 4.325% (3 Month U.S. Treasury Bill +
                            200 bps), 4/8/21 (144A)                                                    $  2,001,800
-------------------------------------------------------------------------------------------------------------------
                            Flood - U.S. -- 0.6%
     6,325,000(a)           FloodSmart Re, 13.58% (3 Month U.S. Treasury Bill +
                            1,125 bps), 8/6/21 (144A)                                                  $  6,261,750
-------------------------------------------------------------------------------------------------------------------
                            Multiperil - Japan -- 0.3%
       750,000(a)           Akibare Re, 4.296% (3 Month USD LIBOR + 190 bps),
                            4/7/22 (144A)                                                              $    744,750

The accompanying notes are an integral part of these financial statements.

                         Pioneer ILS Interval Fund | Annual Report | 10/31/18 13

-------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                         Value
-------------------------------------------------------------------------------------------------------------------
                            Multiperil - Japan -- (continued)
     2,250,000(a)           Akibare Re, 4.296% (3 Month USD LIBOR + 190 bps),
                            4/7/22 (144A)                                                              $  2,241,450
                                                                                                       ------------
                                                                                                       $  2,986,200
-------------------------------------------------------------------------------------------------------------------
                            Multiperil - U.S. -- 3.9%
     3,750,000(a)           Bowline Re, 6.83% (3 Month U.S. Treasury Bill +
                            450 bps), 5/23/22 (144A)                                                   $  3,746,250
     2,250,000(a)           Buffalo Re, 5.64% (6 Month USD LIBOR + 348 bps),
                            4/7/20 (144A)                                                                 2,248,875
     1,000,000(a)           Buffalo Re, 9.32% (6 Month USD LIBOR + 716 bps),
                            4/7/20 (144A)                                                                   998,100
       250,000(a)           Caelus Re IV, 7.86% (3 Month U.S. Treasury Bill +
                            553 bps), 3/6/20 (144A)                                                         254,850
       250,000(a)           Caelus Re V, 0.0% (3 Month U.S. Treasury Bill + 321 bps),
                            6/5/20 (144A)                                                                   227,725
       750,000(a)           Caelus Re V, 12.83% (3 Month U.S. Treasury Bill +
                            1,050 bps), 6/7/21 (144A)                                                       750,825
     1,000,000(a)           Fortius Re, 5.74% (6 Month USD LIBOR + 362 bps),
                            7/7/21 (144A)                                                                   999,100
     4,100,000(a)           Kilimanjaro Re, 6.858% (3 Month USD LIBOR +
                            465 bps), 5/6/22 (144A)                                                       4,095,900
     1,850,000(a)           Kilimanjaro Re, 9.08% (3 Month U.S. Treasury Bill +
                            675 bps), 12/6/19 (144A)                                                      1,869,610
     1,850,000(a)           Kilimanjaro Re, 11.58% (3 Month U.S. Treasury Bill +
                            925 bps), 12/6/19 (144A)                                                      1,887,185
       500,000(a)           Kilimanjaro Re, 14.708% (3 Month USD LIBOR +
                            1,250 bps), 5/6/22 (144A)                                                       503,700
     2,500,000(a)           Kilimanjaro II Re, 8.021% (6 Month USD LIBOR +
                            572 bps), 4/20/21 (144A)                                                      2,507,500
     1,000,000(a)           Kilimanjaro II Re, 8.321% (6 Month USD LIBOR +
                            572 bps), 4/21/22 (144A)                                                      1,008,400
     3,000,000(a)           Kilimanjaro II Re, 9.441% (6 Month USD LIBOR +
                            714 bps), 4/20/21 (144A)                                                      3,003,300
     1,000,000(a)           Kilimanjaro II Re, 9.461% (6 Month USD LIBOR +
                            714 bps), 4/21/22 (144A)                                                        992,700
     3,300,000(a)           Kilimanjaro II Re, 11.791% (6 Month USD LIBOR +
                            949 bps), 4/20/21 (144A)                                                      3,321,450
       250,000(a)           PennUnion Re, 6.83% (3 Month U.S. Treasury Bill +
                            450 bps), 12/7/18 (144A)                                                        250,650
       250,000(a)           Residential Reinsurance 2015, 9.105% (3 Month U.S.
                            Treasury Bill + 678 bps), 12/6/19 (144A)                                        254,475
       650,000(a)           Residential Reinsurance 2016, 6.145% (3 Month U.S.
                            Treasury Bill + 382 bps), 12/6/20 (144A)                                        658,125
       500,000(a)           Residential Reinsurance 2016, 7.525% (3 Month U.S.
                            Treasury Bill + 520 bps), 12/6/20 (144A)                                        503,850
     1,250,000(a)           Residential Reinsurance 2016, 13.845% (3 Month U.S.
                            Treasury Bill + 1,152 bps), 6/6/20 (144A)                                        58,750

The accompanying notes are an integral part of these financial statements.

14 Pioneer ILS Interval Fund | Annual Report | 10/31/18

-------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                         Value
-------------------------------------------------------------------------------------------------------------------
                            Multiperil - U.S. -- (continued)
       250,000(a)           Residential Reinsurance 2017, 5.375% (3 Month U.S.
                            Treasury Bill + 305 bps), 6/6/21 (144A)                                    $    245,025
       250,000(a)           Residential Reinsurance 2017, 14.855% (3 Month U.S.
                            Treasury Bill + 1,253 bps), 12/6/21 (144A)                                      250,750
       250,000(b)           Residential Reinsurance 2018, 6/6/19 (144A)                                     212,825
     5,050,000(a)           Sanders Re, 5.253% (6 Month USD LIBOR + 307 bps),
                            12/6/21 (144A)                                                                4,934,355
     2,250,000(a)           Spectrum Re, 7.986% (6 Month USD LIBOR + 575 bps),
                            6/8/21 (144A)                                                                 2,265,075
       250,000(a)           Tailwind Re 2017-1, 11.33% (3 Month U.S. Treasury Bill +
                            900 bps), 1/8/22 (144A)                                                         255,175
                                                                                                       ------------
                                                                                                       $ 38,304,525
-------------------------------------------------------------------------------------------------------------------
                            Multiperil - U.S. Regional -- 0.5%
       500,000(a)           First Coast Re, 6.15% (3 Month U.S. Treasury Bill +
                            382 bps), 6/7/19 (144A)                                                    $    510,300
     4,350,000(a)           Long Point Re III, 5.075% (3 Month U.S. Treasury Bill +
                            275 bps), 6/1/22 (144A)                                                       4,380,450
                                                                                                       ------------
                                                                                                       $  4,890,750
-------------------------------------------------------------------------------------------------------------------
                            Multiperil - Worldwide -- 1.1%
       250,000(a)           Galilei Re, 6.84% (6 Month USD LIBOR + 466 bps),
                            1/8/20 (144A)                                                              $    252,000
       750,000(a)           Galilei Re, 7.63% (6 Month USD LIBOR + 545 bps),
                            1/8/20 (144A)                                                                   752,475
       250,000(a)           Galilei Re, 7.65% (6 Month USD LIBOR + 545 bps),
                            1/8/21 (144A)                                                                   250,700
       500,000(a)           Galilei Re, 8.71% (6 Month USD LIBOR + 653 bps),
                            1/8/20 (144A)                                                                   499,900
     1,250,000(a)           Galilei Re, 8.73% (6 Month USD LIBOR + 653 bps),
                            1/8/21 (144A)                                                                 1,252,125
       750,000(a)           Galilei Re, 10.59% (6 Month USD LIBOR + 841 bps),
                            1/8/20 (144A)                                                                   754,575
       500,000(a)           Galilei Re, 10.61% (6 Month USD LIBOR + 841 bps),
                            1/8/21 (144A)                                                                   507,250
       500,000(a)           Galilei Re, 16.06% (6 Month USD LIBOR + 1,388 bps),
                            1/8/20 (144A)                                                                   494,950
       500,000(a)           Galilei Re, 16.08% (6 Month USD LIBOR + 1,388 bps),
                            1/8/21 (144A)                                                                   502,100
       250,000(a)           Galileo Re, 9.661% (3 Month USD LIBOR + 750 bps),
                            11/6/20 (144A)                                                                  254,075
       750,000(a)           Galileo Re, 11.27% (3 Month U.S. Treasury Bill +
                            894 bps), 1/8/19 (144A)                                                         753,000
     1,250,000(a)           Galileo Re, 15.84% (3 Month U.S. Treasury Bill +
                            1,351 bps), 1/8/19 (144A)                                                     1,251,250
     3,000,000(a)           Kendall Re, 7.431% (3 Month USD LIBOR + 525 bps),
                            5/6/21 (144A)                                                                 2,998,500

The accompanying notes are an integral part of these financial statements.

                         Pioneer ILS Interval Fund | Annual Report | 10/31/18 15

-------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                         Value
-------------------------------------------------------------------------------------------------------------------
                            Multiperil - Worldwide -- (continued)
       350,000(a)           Tramline Re II, 10.58% (3 Month U.S. Treasury Bill +
                            825 bps), 1/4/19 (144A)                                                    $    352,660
                                                                                                       ------------
                                                                                                       $ 10,875,560
-------------------------------------------------------------------------------------------------------------------
                            Pandemic - Worldwide -- 0.5%
     2,300,000(a)           International Bank for Reconstruction & Development,
                            0.0% (6 Month USD LIBOR + 690 bps), 7/15/20 (144A)                         $  2,313,110
     3,050,000(a)           International Bank for Reconstruction & Development,
                            14.135% (6 Month USD LIBOR + 1,150 bps),
                            7/15/20 (144A)                                                                2,873,710
                                                                                                       ------------
                                                                                                       $  5,186,820
-------------------------------------------------------------------------------------------------------------------
                            Wildfire - California -- 0.2%
     2,000,000(a)           Cal Phoenix Re, 9.648% (3 Month USD LIBOR +
                            750 bps), 8/13/21 (144A)                                                   $  1,978,400
-------------------------------------------------------------------------------------------------------------------
                            Windstorms - Florida -- 0.7%
     1,750,000+(a)          Casablanca Re, 6.977% (6 Month USD LIBOR +
                            478 bps), 6/4/20 (144A)                                                    $  1,774,325
     1,250,000(a)           Integrity Re, 5.466% (6 Month USD LIBOR +
                            324 bps), 6/10/20 (144A)                                                      1,263,375
     1,000,000(a)           Integrity Re, 5.884% (3 Month USD LIBOR +
                            375 bps), 6/10/22 (144A)                                                      1,008,500
     2,700,000(a)           Sanders Re, 5.324% (6 Month USD LIBOR +
                            311 bps), 6/5/20 (144A)                                                       2,719,710
                                                                                                       ------------
                                                                                                       $  6,765,910
-------------------------------------------------------------------------------------------------------------------
                            Windstorms - Massachusetts -- 0.4%
     4,350,000(a)           Cranberry Re, 4.235% (6 Month USD LIBOR +
                            200 bps), 7/13/20 (144A)                                                   $  4,403,505
-------------------------------------------------------------------------------------------------------------------
                            Windstorms - Mexico - 0.2%
       600,000(a)           International Bank for Reconstruction & Development,
                            8.034% (6 Month USD LIBOR + 590 bps),
                            12/20/19 (144A)                                                            $    598,320
     1,250,000(a)           International Bank for Reconstruction & Development,
                            11.434% (6 Month USD LIBOR + 930 bps),
                            12/20/19 (144A)                                                               1,249,600
                                                                                                       ------------
                                                                                                       $  1,847,920
-------------------------------------------------------------------------------------------------------------------
                            Windstorms - Texas -- 0.9%
     5,000,000(a)           Alamo Re, 5.58% (1 Month U.S. Treasury Bill +
                            325 bps), 6/7/21 (144A)                                                    $  4,986,000
     3,600,000(a)           Alamo Re, 7.18% (3 Month U.S. Treasury Bill +
                            485 bps), 6/8/20 (144A)                                                       3,637,800
                                                                                                       ------------
                                                                                                       $  8,623,800
-------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer ILS Interval Fund | Annual Report | 10/31/18

-------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                         Value
-------------------------------------------------------------------------------------------------------------------
                            Windstorms - U.S. Multistate -- 0.1%
     1,000,000(a)           Citrus Re, 10.18% (3 Month U.S. Treasury Bill +
                            785 bps), 2/25/19 (144A)                                                   $    750,000
-------------------------------------------------------------------------------------------------------------------
                            Windstorms - Worldwide -- 0.1%
       500,000(a)           Queen Street XI Re, 8.475% (3 Month U.S. Treasury
                            Bill + 615 bps), 6/7/19 (144A)                                             $    507,200
                                                                                                       ------------
                            Total Catastrophe Linked Bonds                                             $105,159,605
-------------------------------------------------------------------------------------------------------------------
                            COLLATERALIZED REINSURANCE -- 26.5%
                            Earthquakes - California -- 0.3%
       650,000+(c)          Resilience Re, Variable Rate Notes, 1/8/19 (144A)                          $    650,000
     2,350,000+(c)          Resilience Re, Variable Rate Notes, 1/8/19 (144A)                             2,350,000
                                                                                                       ------------
                                                                                                       $  3,000,000
-------------------------------------------------------------------------------------------------------------------
                            Hurricane - U.S. -- 0.0%+
       400,000+(c)          Oakmont Re 2018-2, Variable Rate Notes, 6/30/19                            $    400,296
-------------------------------------------------------------------------------------------------------------------
                            Multiperil - Australia -- 0.2%
AUD  3,000,000+(c)          EC0015 Re, Variable Rate Notes, 7/15/19                                    $  1,791,137
-------------------------------------------------------------------------------------------------------------------
                            Multiperil - Massachusetts -- 0.4%
     4,190,641+(c)          Denning Re 2018, Variable Rate Notes, 7/15/19                              $  4,146,161
-------------------------------------------------------------------------------------------------------------------
                            Multiperil - U.S. -- 3.2%
    10,000,000+(c)          Kingsbarn Re 2017, Variable Rate Notes, 5/15/19                            $  1,532,000
    15,703,476+(c)          Kingsbarn Re 2018, Variable Rate Notes, 5/15/19                              14,781,682
     4,994,779+(c)          Maidstone Re 2018, Variable Rate Notes, 1/15/19                               4,460,338
     3,062,750+(c)          Riviera Re 2017, Variable Rate Notes, 4/15/19                                   393,257
    11,084,286+(c)          Riviera Re 2018, Variable Rate Notes, 4/15/19                                 9,919,327
                                                                                                       ------------
                                                                                                       $ 31,086,604
-------------------------------------------------------------------------------------------------------------------
                            Multiperil - U.S. Regional -- 1.8%
     8,916,652+(c)          Ailsa Re 2018, Variable Rate Notes, 6/15/19                                $  8,890,794
     7,150,000+(c)          Cerulean Re 2018, Variable Rate Notes, 6/15/19                                7,203,267
     1,000,000+(c)          EC0011 Re, Variable Rate Notes, 6/15/19                                         959,600
     1,000,000+(c)          EC0012 Re, Variable Rate Notes, 6/15/19                                         985,900
                                                                                                       ------------
                                                                                                       $ 18,039,561
-------------------------------------------------------------------------------------------------------------------
                            Multiperil - Worldwide -- 14.7%
    10,000,000+(c)          Cerulean Re 2018-2, Variable Rate Notes, 7/31/19                           $  9,226,000
    11,514,401+(c)          Clarendon Re 2018, Variable Rate Notes, 1/15/19                              10,011,772
     4,537,500+(c)          Cyprus Re 2017, Variable Rate Notes, 1/10/19                                  2,076,360
     7,757,756+(c)          Dartmouth Re 2018, Variable Rate Notes, 1/15/19                               6,302,401
     4,510,168+(c)          Friars Head, Variable Rate Notes, 6/15/19                                     3,939,181
    10,240,739+(c)          Gloucester Re 2018, Variable Rate Notes, 1/15/19                              7,587,363
     4,064,752+(c)          Kilarney Re 2018, Variable Rate Notes, 4/15/19                                3,867,611
       750,000+(c)          Limestone Re, Variable Rate Notes, 8/31/21                                      744,075
     1,750,000+(c)          Limestone Re, Variable Rate Notes, 8/31/21                                    1,736,175

The accompanying notes are an integral part of these financial statements.

                         Pioneer ILS Interval Fund | Annual Report | 10/31/18 17

-------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                         Value
-------------------------------------------------------------------------------------------------------------------
                            Multiperil - Worldwide -- (continued)
     5,273,540+(c)          Lindrick Re 2018, Variable Rate Notes, 5/31/19                             $  4,516,260
    10,380,000+(c)          Merion Re 2018-1, Variable Rate Notes, 12/31/21                              10,170,112
    15,350,000+(c)          Old Head Re 2018, Variable Rate Notes, 12/31/21                              15,216,281
     7,333,436+(c)          Oyster Bay Re 2018, Variable Rate Notes, 1/15/19                              6,451,957
     5,880,000+(c)          Resilience Re, Variable Rate Notes, 1/8/19                                    5,875,884
    10,000,000+(c)          Resilience Re, Variable Rate Notes, 4/8/19                                    9,959,000
     4,100,000+(c)          Resilience Re, Variable Rate Notes, 5/1/19                                       41,000
     5,000,000+(c)          Resilience Re, Variable Rate Notes, 12/31/19                                  1,110,000
    10,341,737+(c)          Saunton Re 2018, Variable Rate Notes, 7/31/19                                 9,259,991
    15,658,450+(c)          Seminole Re 2018, Variable Rate Notes, 1/15/19                               13,469,399
    15,546,234+(c)          Walton Health Re 2018, Variable Rate Notes, 6/15/19                          12,410,559
     8,850,000+(c)          Wentworth 2017, Variable Rate Notes, 7/13/19                                  2,179,755
     6,444,878+(c)          Wentworth 2018-1, Variable Rate Notes, 12/31/21                               5,549,040
     4,228,489+(c)          Wentworth 2018-2, Variable Rate Notes, 7/31/19                                3,658,066
                                                                                                       ------------
                                                                                                       $145,358,242
-------------------------------------------------------------------------------------------------------------------
                            Windstorms - Florida -- 1.6%
     8,569,000+(c)          Formby Re 2018, Variable Rate Notes, 6/15/19                               $  8,780,654
     2,921,065+(c)          Formby Re 2018-2, Variable Rate Notes, 12/31/18                               2,857,093
     5,500,405+(c)          Portrush Re 2017, Variable Rate Notes, 6/15/19                                4,382,723
                                                                                                       ------------
                                                                                                       $ 16,020,470
-------------------------------------------------------------------------------------------------------------------
                            Windstorms - U.S. Regional -- 4.3%
     5,561,061+(c)          Hillside Re 2018, Variable Rate Notes, 7/1/19                              $  5,378,102
     2,350,000+(c)          Oakmont Re 2017, Variable Rate Notes, 4/15/19                                    27,025
     6,529,023+(c)          Oakmont Re 2017, Variable Rate Notes, 4/15/19                                 5,943,370
    11,694,510+(c)          Portrush Re 2018, Variable Rate Notes, 6/15/19                               10,439,689
     8,385,000+(c)          Promissum Re 2018, Variable Rate Notes, 6/15/19                               8,186,275
    12,500,000+(c)          Resilience Re, Variable Rate Notes, 6/7/19                                   12,878,750
                                                                                                       ------------
                                                                                                       $ 42,853,211
                                                                                                       ------------
                            Total Collateralized Reinsurance                                           $262,695,682
-------------------------------------------------------------------------------------------------------------------
                            INDUSTRY LOSS WARRANTIES -- 0.5%
                            Multiperil - U.S. -- 0.5%
     5,497,456+(c)          Laytown Re 2018, Variable Rate Notes, 6/30/19                              $  5,063,707
                                                                                                       ------------
                            Total Industry Loss Warranties                                             $  5,063,707
-------------------------------------------------------------------------------------------------------------------
                            REINSURANCE SIDECARS -- 62.4%
                            Multiperil - U.S. -- 7.7%
     2,000,000+(c)          Carnoustie Re 2015, Variable Rate Notes, 7/1/19                            $      6,400
     5,000,000+(c)          Carnoustie Re 2016, Variable Rate Notes, 11/30/20                               135,000
    12,500,000+(c)          Carnoustie Re 2017, Variable Rate Notes, 11/30/21                             3,177,500
    19,406,338+(c)          Carnoustie Re 2018, Variable Rate Notes, 12/31/21                            21,668,697
    14,673,432+(c)          Castle Stuart Re, Variable Rate Notes, 12/1/21                               14,299,597

The accompanying notes are an integral part of these financial statements.

18 Pioneer ILS Interval Fund | Annual Report | 10/31/18

-------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                         Value
-------------------------------------------------------------------------------------------------------------------
                            Multiperil - U.S. -- (continued)
    33,700,000+(c)          Harambee Re 2018, Variable Rate Notes, 12/31/21                            $ 36,149,990
     2,000,000+(c)          Prestwick Re 2015, Variable Rate Notes, 7/1/19                                   34,000
       425,004+(c           Sector Re V, Series 7, Class F, Variable Rate Notes,
                            3/1/22 (144A)                                                                   196,113
     1,900,011+(c)          Sector Re V, Series 7, Class G, Variable Rate Notes,
                            3/1/22 (144A)                                                                   872,544
                                                                                                       ------------
                                                                                                       $ 76,539,841
-------------------------------------------------------------------------------------------------------------------
                            Multiperil - U.S. Regional -- 0.5%
     5,110,275+(c)          EC0009 Re, Variable Rate Notes, 12/31/20                                   $  4,910,974
-------------------------------------------------------------------------------------------------------------------
                            Multiperil - Worldwide -- 54.2%
     2,100,000+(c)          Arlington Re 2015, Variable Rate Notes, 2/1/19                             $    102,060
     6,500,000+(c)          Arlington Re 2016, Variable Rate Notes, 2/28/19                                 848,250
     5,299,000+(c)          Berwick Re 2017, Variable Rate Notes, 2/1/19                                    175,397
    53,833,776+(c)          Berwick Re 2018, Variable Rate Notes, 12/31/21                               52,692,500
    12,600,000+(c)          Blue Lotus Re 2018, Variable Rate Notes, 12/31/21                            13,997,340
     3,000,000+(c)          EC0016 Re, Variable Rate Notes, 12/31/19                                      3,252,000
     2,544,175+(c)          Eden Re II, Variable Rate Notes, 3/22/21 (144A)                               1,232,907
     2,950,000+(c)          Eden Re II, Variable Rate Notes, 3/22/21 (144A)                               1,476,475
    16,911,337+(c)          Eden Re II, Variable Rate Notes, 3/22/22 (144A)                              17,648,671
     8,000,000+(c)          Eden Re II, Variable Rate Notes, 3/22/22 (144A)                               8,353,600
     7,000,000+(c)          Gleneagles Re 2016, Variable Rate Notes, 11/30/20                               434,000
    19,900,000+(c)          Gleneagles Re 2017, Variable Rate Notes, 11/30/21                             8,982,860
    21,917,000+(c)          Gleneagles Re 2018, Variable Rate Notes, 12/31/21                            23,977,015
    47,710,184+(c)          Gullane Re 2018, Variable Rate Notes, 12/31/21                               46,961,134
    50,000,000+(c)          Limestone Re, Variable Rate Notes, 3/1/22                                    51,595,000
    27,480,000+(c)          Lorenz Re 2017, Variable Rate Notes, 3/31/20                                  5,792,784
    19,500,000+(c)          Lorenz Re 2018, Variable Rate Notes, 7/1/21                                  19,283,550
     4,000,000+(c)          Madison Re 2016, Variable Rate Notes, 3/31/19                                   111,200
     9,006,108+(c)          Madison Re 2017, Variable Rate Notes, 12/31/19                                2,376,712
    20,980,295+(c)          Madison Re 2018, Variable Rate Notes, 12/31/21                               23,059,442
    44,514,882+(c)          Merion Re 2018-2 , Variable Rate Notes, 12/31/21                             48,004,849
     4,700,000+(c)          NCM Re 2018, Variable Rate Notes, 12/31/21                                    5,051,560
     2,000,000+(c)          Pangaea Re 2015-1, Variable Rate Notes, 2/1/19                                    3,600
     6,000,000+(c)          Pangaea Re 2015-2, Variable Rate Notes, 11/30/19                                 19,200
     5,220,000+(c)          Pangaea Re 2016-1, Variable Rate Notes, 11/30/20                                 30,276
    20,000,000+(c)          Pangaea Re 2016-2, Variable Rate Notes, 11/30/20                                163,000
    12,750,000+(c)          Pangaea Re 2018-1, Variable Rate Notes, 12/31/21                             13,021,575
    17,500,000+(c)          Pangaea Re 2018-3, Variable Rate Notes, 7/1/22                               16,005,500
       800,000+(c)          Sector Re V, Series 6, Class C, Variable Rate Notes,
                            12/1/21 (144A)                                                                   35,924
     5,550,000+(c)          Sector Re V, Series 6, Class C, Variable Rate Notes,
                            12/1/21 (144A)                                                                  249,221

The accompanying notes are an integral part of these financial statements.

                         Pioneer ILS Interval Fund | Annual Report | 10/31/18 19

--------------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                         Value
--------------------------------------------------------------------------------------------------------------------
                            Multiperil - Worldwide -- (continued)
     2,250,000+(c)          Sector Re V, Series 6, Class D, Variable Rate Notes,
                            12/1/21 (144A)                                                             $    102,477
     1,260,040+(c)          Sector Re V, Series 7, Class A, Variable Rate Notes,
                            3/1/22 (144A)                                                                   101,356
     1,440,011+(c)          Sector Re V, Series 7, Class B, Variable Rate Notes,
                            3/1/22 (144A)                                                                   116,503
     9,000,000+(c)          Sector Re V, Series 7, Class C, Variable Rate Notes,
                            12/1/22 (144A)                                                                8,752,287
     9,000,000+(c)          Sector Re V, Series 7, Class C, Variable Rate Notes,
                            12/1/22 (144A)                                                                8,752,287
     2,700,051+(c)          Sector Re V, Series 8, Class A, Variable Rate Notes,
                            3/1/23 (144A)                                                                 2,497,027
     8,650,072+(c)          Sector Re V, Series 8, Class F, Variable Rate Notes,
                            3/1/23 (144A)                                                                 9,080,957
     2,324,985+(c)          Sector Re V, Variable Rate Notes, 3/1/23 (144A)                               2,440,799
     4,049,949+(c)          Sector Re V, Variable Rate Notes, 3/1/23 (144A)                               3,745,422
     4,750,000+(c)          Silverton Re, Variable Rate Notes, 9/16/19 (144A)                               491,625
     5,000,000+(c)          St. Andrews Re 2017-1, Variable Rate Notes, 2/1/19                              339,000
    10,054,000+(c)          St. Andrews Re 2017-3, Variable Rate Notes, 6/30/21                           1,646,845
     7,760,968+(c)          St. Andrews Re 2017-4, Variable Rate Notes, 6/1/19                              763,679
    24,000,000+(c)          Thopas Re 2018, Variable Rates Notes, 12/31/21                               25,771,200
    10,000,000+(c)          Versutus Re 2016-1, Variable Rate Notes, 11/30/20                                77,000
    20,000,000+(c)          Versutus Re 2017, Variable Rate Notes, 11/30/21                                 906,000
    35,000,000+(c)          Versutus Re 2018, Variable Rate Notes, 12/31/21                              36,967,000
    27,500,000+(c)          Viribus Re 2018, Variable Rate Notes, 12/31/21                               27,225,000
    40,641,287+(c)          Woburn Re 2018, Variable Rate Notes, 12/31/21                                42,522,979
                                                                                                       -------------
                                                                                                       $537,237,045
                                                                                                       -------------
                            Total Reinsurance Sidecars                                                 $618,687,860
--------------------------------------------------------------------------------------------------------------------
                            TOTAL INSURANCE-LINKED SECURITIES
                            (Cost $989,917,206)                                                        $991,606,854
--------------------------------------------------------------------------------------------------------------------
                            TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 100.0%
                            (Cost $989,917,206)                                                        $991,606,854
--------------------------------------------------------------------------------------------------------------------
                            OTHER ASSETS AND LIABILITIES -- (0.0)%                                     $   (160,302)
--------------------------------------------------------------------------------------------------------------------
                            NET ASSETS -- 100.0%                                                       $991,446,552
====================================================================================================================

(1)         Securities are restricted as to resale.

bps         Basis Points.

LIBOR       London Interbank Offered Rate.

ZERO        Zero Constant Index.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2018, the value of these securities amounted to $174,305,800, or 17.6% of net assets.

The accompanying notes are an integral part of these financial statements.

20 Pioneer ILS Interval Fund | Annual Report | 10/31/18

+ Securities that used significant unobservable inputs to determine their value.

(a) Floating rate note. Coupon rate, reference index and spread shown at October 31, 2018.

(b) Security issued with a zero coupon. Income is recognized through accretion of discount.

(c)         Rate to be determined.

FORWARD FOREIGN CURRENCY CONTRACTS

-----------------------------------------------------------------------------------------------------------------
              In
Currency      Exchange      Currency                                                 Settlement    Unrealized
Purchased     for           Sold                 Deliver        Counterparty         Date          Appreciation
-----------------------------------------------------------------------------------------------------------------
USD           1,718,110     AUD                  (2,421,264)    State Street Bank    1/24/19       $3,359
                                                                & Trust Co.
-----------------------------------------------------------------------------------------------------------------
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS                                                           $3,359
=================================================================================================================

Principal amounts are denominated in U.S. dollars unless otherwise noted. AUD -- Australian Dollar

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2018, aggregated $580,441,638 and $257,370,541, respectively.

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the "Adviser"), serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended October 31, 2018, the Fund engaged in purchases and sales pursuant to these procedures amounting to $13,728,753 and $2,125,637, respectively, resulting in a gain of $20,897.

At October 31, 2018, the net unrealized depreciation on investments based on cost for federal tax purposes of $1,028,636,988 was as follows:

            Aggregate gross unrealized appreciation for all investments in which
              there is an excess of value over tax cost                                $ 38,117,672
            Aggregate gross unrealized depreciation for all investments in which
              there is an excess of tax cost over value                                 (75,144,447)
                                                                                       ------------
            Net unrealized depreciation                                                $(37,026,775)
                                                                                       ============

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

                         Pioneer ILS Interval Fund | Annual Report | 10/31/18 21

The following is a summary of the inputs used as of October 31, 2018, in valuing the Fund's investments.

--------------------------------------------------------------------------------------------------------------
                                             Level 1       Level 2            Level 3            Total
--------------------------------------------------------------------------------------------------------------
Insurance-Linked Securities
  Catastrophe Linked Bonds
    Windstorms - Florida                     $   --        $  4,991,585       $  1,774,325       $  6,765,910
  Collateralized Reinsurance
    Earthquakes - California                     --                  --          3,000,000          3,000,000
    Hurricane - U.S.                             --                  --            400,296            400,296
    Multiperil - Australia                       --                  --          1,791,137          1,791,137
    Multiperil - Massachusetts                   --                  --          4,146,161          4,146,161
    Multiperil - U.S.                            --                  --         31,086,604         31,086,604
    Multiperil - U.S. Regional                   --                  --         18,039,561         18,039,561
    Multiperil - Worldwide                       --                  --        145,358,242        145,358,242
    Windstorms - Florida                         --                  --         16,020,470         16,020,470
    Windstorms - U.S. Regional                   --                  --         42,853,211         42,853,211
  Industry Loss Warranties
    Multiperil - U.S.                            --                  --          5,063,707          5,063,707
  Reinsurance Sidecars
    Multiperil - U.S.                            --                  --         76,539,841         76,539,841
    Multiperil - U.S. Regional                   --                  --          4,910,974          4,910,974
    Multiperil - Worldwide                       --                  --        537,237,045        537,237,045
  All Other Insurance-Linked
    Securities                                   --          98,393,695                 --         98,393,695
--------------------------------------------------------------------------------------------------------------
Total Investments in Securities              $   --        $103,385,280       $888,221,574       $991,606,854
==============================================================================================================
Other Financial Instruments
  Net unrealized appreciation
    on forward foreign
    currency contracts                       $   --        $      3,359       $         --       $      3,359
--------------------------------------------------------------------------------------------------------------
Total Other
  Financial Instruments                      $   --        $      3,359       $         --       $      3,359
==============================================================================================================

The accompanying notes are an integral part of these financial statements.

22 Pioneer ILS Interval Fund | Annual Report | 10/31/18

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

-------------------------------------------------------------------------------------
                                                    Insurance-
                                                    Linked
                                                    securities         Total
-------------------------------------------------------------------------------------
Balance as of 10/31/17                              $ 288,033,661(a)   $ 288,033,661
Realized gain (loss)(1)                                (1,849,117)        (1,849,117)
Change in unrealized appreciation
 (depreciation)(2)                                     19,496,704         19,496,704
Accrued discounts/premiums                                (46,070)           (46,070)
Purchases                                             825,408,839        825,408,839
Sales                                                (244,594,143)      (244,594,143)
Transfers in to Level 3*                                1,771,700          1,771,700
Transfers out of Level 3*                                      --                 --
-------------------------------------------------------------------------------------
Balance as of 10/31/18                              $ 888,221,574      $ 888,221,574
=====================================================================================

(a) Securities were classified as Corporate Bonds on the October 31, 2017 financial statements.

(1)   Realized gain (loss) on these securities is included in the realized gain
      (loss) from investments on the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.

* Transfers are calculated on the beginning of period value. For the year ended October 31, 2018, an investment having a value of $1,771,700 was transferred from Level 2 to Level 3. The change in the level designation within the fair value hierarchy was due to valuing the security using unobservable inputs. There were no other transfers between Levels 1, 2 and 3.

      Net change in unrealized appreciation (depreciation) of Level 3 investments still
      held and considered Level 3 at October 31, 2018:                                       $20,191,630
                                                                                             -----------


The accompanying notes are an integral part of these financial statements.

                         Pioneer ILS Interval Fund | Annual Report | 10/31/18 23

Statement of Assets and Liabilities | 10/31/18

ASSETS:
  Investments in unaffiliated issuers, at value (cost $989,917,206)              $991,606,854
  Foreign currencies, at value (cost $5,548)                                            5,098
  Receivables --
     Fund shares sold                                                                   2,960
     Interest                                                                         681,256
  Net unrealized appreciation on forward foreign currency contracts                     3,359
  Other assets                                                                         21,211
---------------------------------------------------------------------------------------------
        Total assets                                                             $992,320,738
=============================================================================================
LIABILITIES:
  Payables --
     Professional fees                                                           $    159,502
     Transfer agent fees                                                              154,309
     Administrative fees                                                               16,092
  Due to custodian                                                                    279,579
  Due to affiliates
     Management fees                                                                  238,210
  Accrued expenses                                                                     26,494
---------------------------------------------------------------------------------------------
       Total liabilities                                                         $    874,186
=============================================================================================
NET ASSETS:
  Paid-in capital                                                                $978,620,119
  Distributable earnings                                                           12,826,433
---------------------------------------------------------------------------------------------
       Net assets                                                                $991,446,552
=============================================================================================
NET ASSET VALUE PER SHARE:
No par value
  Based on $991,446,552/99,890,145 shares                                        $       9.93
=============================================================================================

The accompanying notes are an integral part of these financial statements.

24 Pioneer ILS Interval Fund | Annual Report | 10/31/18

Statement of Operations

For the Year Ended 10/31/18

INVESTMENT INCOME:
  Interest from unaffiliated issuers (net of foreign taxes
     withheld $16,707)                                                 $41,212,313
----------------------------------------------------------------------------------------------------
     Total investment income                                                            $41,212,313
----------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                      $14,039,668
  Administrative expense                                                   325,957
  Transfer agent fees                                                      607,473
  Shareowner communications expense                                         90,470
  Custodian fees                                                            19,475
  Registration fees                                                         82,366
  Professional fees                                                        378,930
  Printing expense                                                          22,227
  Pricing fees                                                               5,308
  Trustees' fees                                                            27,724
  Insurance expense                                                         16,849
  Miscellaneous                                                             20,415
----------------------------------------------------------------------------------------------------
     Total expenses                                                                     $15,636,862
----------------------------------------------------------------------------------------------------
       Net investment income                                                            $25,575,451
----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                               $(2,593,117)
     Forward foreign currency contracts                                    (97,215)
     Other assets and liabilities denominated
       in foreign currencies                                                24,843      $(2,665,489)
----------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                               $22,383,388
     Forward foreign currency contracts                                    (77,535)
     Other assets and liabilities denominated
       in foreign currencies                                                  (425)     $22,305,428
----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                $19,639,939
----------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                  $45,215,390
====================================================================================================

The accompanying notes are an integral part of these financial statements.

                         Pioneer ILS Interval Fund | Annual Report | 10/31/18 25

Statements of Changes in Net Assets

----------------------------------------------------------------------------------------------------
                                                                  Year Ended         Year Ended
                                                                  10/31/18           10/31/17
----------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                      $  25,575,451      $  7,342,733
Net realized gain (loss) on investments                              (2,665,489)       (1,189,538)
Change in net unrealized appreciation (depreciation)
  on investments                                                     22,305,428       (30,815,094)
----------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting
       from operations                                            $  45,215,390      $(24,661,899)
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
     ($0.14 and $1.01 per share, respectively)                    $  (5,104,397)     $(14,028,240)**
----------------------------------------------------------------------------------------------------
       Total distributions to shareowners                         $  (5,104,397)     $(14,028,240)
----------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                                 $ 689,058,685      $265,519,800
Reinvestment of distributions                                         3,373,493        10,549,101
Cost of shares repurchased                                        $(100,210,663)      (39,932,112)
----------------------------------------------------------------------------------------------------
     Net increase in net assets resulting
       from Fund share transactions                               $ 592,221,515      $236,136,789
----------------------------------------------------------------------------------------------------
     Net increase in net assets                                   $ 632,332,508      $197,446,650
----------------------------------------------------------------------------------------------------
NET ASSETS:*
Beginning of year                                                 $ 359,114,044      $161,667,394
----------------------------------------------------------------------------------------------------
End of year                                                       $ 991,446,552      $359,114,044
====================================================================================================

---------------------------------------------------------------------------------------------------------
                                      Year Ended        Year Ended         Year Ended       Year Ended
                                      10/31/18          10/31/18           10/31/17         10/31/17
                                      Shares            Amount             Shares           Amount
---------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTION
Shares sold                            72,439,934       $689,058,685       25,581,226       $265,519,800
Reinvestment of distributions             356,606          3,373,493        1,033,213         10,549,101
Less shares repurchased               (10,356,115)      (100,210,663)      (3,746,390)       (39,932,112)
---------------------------------------------------------------------------------------------------------
     Net increase                      62,440,425       $592,221,515       22,868,049       $236,136,789
=========================================================================================================

* For the year ended October 31, 2017 distributions in excess of net investment income was presented as follows: $(4,898,392).

** For the year ended October 31, 2017 distributions to shareowners were presented as net investment income.

The accompanying notes are an integral part of these financial statements.

26 Pioneer ILS Interval Fund | Annual Report | 10/31/18

Statement of Cash Flows

For the Year Ended 10/31/18

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net increase in net assets resulting from operations                                        $    45,215,390
--------------------------------------------------------------------------------------------------------------
Adjustments to reconcile net increase in net assets resulting from operations to net cash and foreign currencies from operating activities:
  Purchase of investment securities                                                            (1,155,114,439)
  Proceeds from disposition and maturity of investment securities                                 542,038,339
  Net accretion and amortization of discount/premium on investment securities                        (120,050)
  Net realized loss on investments in unaffiliated issuers                                          2,593,117
  Change in unrealized appreciation on investments in unaffiliated issuers                        (22,383,388)
  Change in unrealized appreciation on forward foreign currency contracts                              77,535
  Change in unrealized depreciation on other assets and liabilities
     denominated in foreign currencies                                                                    450
  Increase in interest receivable                                                                    (321,239)
  Decrease in other assets                                                                                249
  Increase in administrative fees payable                                                              16,092
  Increase in transfer agent fees payable                                                             100,951
  Increase in professional fees payable                                                                24,981
  Decrease in trustees' fees payable                                                                     (751)
  Increase in management fees payable                                                                 116,610
  Decrease in accrued expenses                                                                         (1,911)
--------------------------------------------------------------------------------------------------------------
     Net cash and foreign currencies used in operating activities                             $  (587,758,064)
--------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Increase in due to custodian                                                                $       279,579
  Proceeds from shares sold                                                                       689,055,725
  Less shares repurchased                                                                        (100,210,663)
  Distributions to shareowners, net of reinvestments                                               (1,730,904)
--------------------------------------------------------------------------------------------------------------
     Net cash and net of reinvestments foreign currencies provided by
       financing activities                                                                   $   587,393,737
--------------------------------------------------------------------------------------------------------------
EFFECT OF FOREIGN EXCHANGE FLUCTUATIONS ON CASH:
  Effect of foreign exchange fluctuations on cash                                                        (450)
--------------------------------------------------------------------------------------------------------------
CASH AND FOREIGN CURRENCIES:
  Beginning of year                                                                           $       369,875
--------------------------------------------------------------------------------------------------------------
  End of year                                                                                 $         5,098
==============================================================================================================
Supplemental disclosure of cash flow information:
  Noncash financing activities not included herein consist of
     reinvestment of distributions                                                            $     3,373,493

The accompanying notes are an integral part of these financial statements.

                         Pioneer ILS Interval Fund | Annual Report | 10/31/18 27

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                                           Year          Year             Year          12/22/14
                                                                           Ended         Ended            Ended         to
                                                                           10/31/18      10/31/17         10/31/16*     10/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $   9.59      $  11.09         $  10.59      $ 10.00
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss) (a)                                         $   0.31      $   0.25         $   0.63      $ (0.12)
  Net realized and unrealized gain (loss) on investments                       0.17         (0.74)            0.51         0.71
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                         $   0.48      $  (0.49)        $   1.14      $  0.59
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners from:
  Net investment income                                                    $  (0.14)     $  (1.01)(b)     $  (0.64)     $    --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                 $   0.34      $  (1.50)        $   0.50      $  0.59
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $   9.93      $   9.59         $  11.09      $ 10.59
------------------------------------------------------------------------------------------------------------------------------------
Total return (c)                                                               5.04%        (4.95)%          11.23%        5.90%(d)
Ratio of net expenses to average net assets                                    1.95%         2.00%            2.10%        2.10%(e)
Ratio of net investment income (loss) to average net assets                    3.19%         2.38%            5.93%       (1.30)%(e)
Portfolio turnover rate                                                          42%           34%              29%           1%
Net assets, end of period (in thousands)                                   $991,447      $359,114         $161,667      $75,400
Ratios with no waiver of fees and assumption of
  expense by the Adviser and no reduction for fees paid indirectly
  Total expenses to average net assets                                         1.95%         2.00%            2.17%        2.60%(e)
  Net investment income (loss) to average net assets                           3.19%         2.38%            5.86%       (1.80)%(e)
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the periods presented.

(b) The amount of distributions made to shareowners during the year was in excess of the net investment income earned by the Fund during the year.

(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(d)   Not annualized.

(e)   Annualized.

The accompanying notes are an integral part of these financial statements.

28 Pioneer ILS Interval Fund | Annual Report | 10/31/18

Notes to Financial Statements | 10/31/18

1. Organization and Significant Accounting Policies

Pioneer ILS Interval Fund (the "Fund") was organized as a Delaware statutory trust on July 15, 2014. Prior to commencing operations on December 22, 2014, the Fund had no operations other than matters relating to its organization and registration as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The investment objective of the Fund is to seek total return.

The Fund offers shares through Amundi Pioneer Distributor, Inc. (the "Distributor"). Shares are offered at the Fund's current net asset value ("NAV") per share.

The Fund's ability to accept offers to purchase shares may be limited when appropriate investments for the Fund are not available. Shares are generally available for purchase by registered investment advisers acting in a fiduciary capacity on behalf of their clients and by or through other qualified intermediaries and programs sponsored by such qualified financial intermediaries. Shares are also available to certain direct investors, which may be individuals, trusts, foundations and other institutional investors. Initial investments are subject to investment minimums described in the prospectus. Registered investment advisers and other financial intermediaries may impose different or additional minimum investment and eligibility requirements from those of the fund. Amundi Pioneer Asset Management, Inc. (the "Adviser") or the Distributor may waive the Fund's minimum investment requirements.

The Fund is an "interval" fund and makes periodic offers to repurchase shares (See Note 6). Except as permitted by the Fund's structure, no shareowner will have the right to require the Fund to repurchase its shares. No public market for shares exists, and none is expected to develop in the future. Consequently, shareowners generally will not be able to liquidate their investment other than as a result of repurchases of their shares by the Fund.

Amundi Pioneer Asset Management, Inc., an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Fund's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund's distributor (the "Distributor").

In August 2018, the SEC released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Fund's financial statements were prepared in compliance with the new amendments to Regulation S-X.

                         Pioneer ILS Interval Fund | Annual Report | 10/31/18 29

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

      Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

      The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

30 Pioneer ILS Interval Fund | Annual Report | 10/31/18

      Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

      Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

      At October 31, 2018, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.    Investment Income and Transactions

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      All discounts/premiums on purchase prices of debt securities are accreted/ amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

                         Pioneer ILS Interval Fund | Annual Report | 10/31/18 31

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Foreign Currency Translation

      The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2018, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      At October 31, 2018, the Fund was permitted to carry forward indefinitely $3,084,000 of short-term capital losses and $2,169,300 of long-term capital losses without limitation.

32 Pioneer ILS Interval Fund | Annual Report | 10/31/18

      The tax character of distributions paid during the years ended October 31, 2018 and October 31, 2017, were as follows:

      --------------------------------------------------------------------------
                                                         2018              2017
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                               $5,104,397      $14,028,240
      --------------------------------------------------------------------------
          Total                                     $5,104,397      $14,028,240
      ==========================================================================

      The following shows the components of distributable earnings on a federal income tax-basis at October 31, 2018:

      --------------------------------------------------------------------------
                                                                           2018
      --------------------------------------------------------------------------
      Distributable earnings:
      Undistributed ordinary income                                $ 55,106,958
      Capital loss carryforward                                      (5,253,300)
      Net unrealized depreciation                                   (37,027,225)
      --------------------------------------------------------------------------
          Total                                                    $ 12,826,433
      ==========================================================================

      The difference between book-basis and tax-basis net unrealized depreciation is attributable to adjustments relating to catastrophe bonds, and the mark to market of forward contracts.

E.    Risks

      The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

      At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in countries with emerging (or developing) markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

      Interest rates in the U.S. have been historically low and have begun to rise, so the Fund faces a heightened risk that interest rates may continue to rise. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

                         Pioneer ILS Interval Fund | Annual Report | 10/31/18 33

      The Fund invests primarily in insurance-linked securities ("ILS"). ILS may include event-linked bonds (also known as insurance-linked bonds or catastrophe bonds), quota share instruments (also known as "reinsurance sidecars"), collateralized reinsurance investments, industry loss warranties, event-linked swaps, securities of companies in the insurance or reinsurance industries, and other insurance and reinsurance-related securities. Because ILS are typically rated below investment grade or unrated, a substantial portion of the Fund's assets ordinarily will consist of below investment grade (high yield) debt securities. Below investment grade securities are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. Below investment grade securities, including floating rate loans, involve greater risk of loss, are subject to greater price volatility, and are less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities. The Fund may invest in securities of issuers that are in default or that are in bankruptcy. The value of collateral, if any, securing a floating rate loan can decline or may decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. No active trading market may exist for floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended settlement periods.

      With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund's ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases or receive distributions, loss of or unauthorized access to private shareowners information and violations of applicable privacy and other laws,

34 Pioneer ILS Interval Fund | Annual Report | 10/31/18 regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

      The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

F.    Insurance-Linked Securities ("ILS")

      The Fund invests in event-linked bonds and other ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur and, accordingly, ILS carry significant risk. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

      The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

      Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments, and therefore the Fund's assets are placed

                         Pioneer ILS Interval Fund | Annual Report | 10/31/18 35 at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

G.    Forward Foreign Currency Contracts

      The Fund may enter into forward foreign currency contracts ("contracts") for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

      At October 31, 2018, the Fund had entered into various forward foreign currency contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract.

      The average market value of forward foreign currency contracts open during the year ended October 31, 2018, was $(2,981,645). Forward foreign currency contracts outstanding at October 31, 2018, are listed in the Schedule of Investments.

2. Management Agreement

The Adviser manages the Fund's portfolio. Management fees payable under the Fund's Advisory Agreement with the Adviser are calculated daily at the annual rate of 1.75% of the Fund's average daily net assets. For the year ended October 31, 2018, the effective management fee was equivalent to 1.75% of the Fund's average daily net assets.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 1.99% of the average daily net assets attributable to the Fund. Fees waived and expenses reimbursed during the year ended October 31, 2018 are reflected on the Statement of Operations, if any. This expense limitation is in effect through March 1, 2019. There can be no assurance that the adviser will extend the expense limitation beyond such time.

36 Pioneer ILS Interval Fund | Annual Report | 10/31/18

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $238,210 in management fees, administrative costs and certain other reimbursements payable to the Adviser at October 31, 2018.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings and outgoing phone calls. For the year ended October 31, 2018, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareowner Communications:
--------------------------------------------------------------------------------
Fund                                                                    $90,470
--------------------------------------------------------------------------------
 Total                                                                  $90,470
================================================================================

4. Master Netting Agreements

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter ("OTC") derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.

Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund's credit risk to its counterparty equal to any

                         Pioneer ILS Interval Fund | Annual Report | 10/31/18 37
amounts payable by the Fund under the applicable transactions, if any. However, the Fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund's collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as "Forwards collateral" and/or "Swaps collateral". Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have been offset on the Statement of Assets and Liabilities. The following chart shows gross assets of the Fund as of October 31, 2018.

--------------------------------------------------------------------------------------------------------------------
                                 Derivative
                                 Assets
                                 Subject to         Derivatives     Non-Cash         Cash             Net Amount
                                 Master Netting     Available       Collateral       Collateral       of Derivative
Counterparty                     Agreement          for Offset      Received (a)     Received (a)     Assets (b)
--------------------------------------------------------------------------------------------------------------------
State Street Bank &
 Trust Co.                       $3,359             $ --            $ --             $ --             $3,359
--------------------------------------------------------------------------------------------------------------------
 Total                           $3,359             $ --            $ --             $ --             $3,359
====================================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

38 Pioneer ILS Interval Fund | Annual Report | 10/31/18

5. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives may enhance or mitigate the Fund's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2018 was as follows:

------------------------------------------------------------------------------------------------------
                                                                   Foreign
Statement of Assets                      Interest      Credit      Exchange      Equity      Commodity
and Liabilities                          Rate Risk     Risk        Rate Risk     Risk        Risk
------------------------------------------------------------------------------------------------------
Assets
 Net unrealized appreciation
    on forward foreign
    currency contracts                   $   --        $   --      $3,359        $   --      $   --
------------------------------------------------------------------------------------------------------
 Total Value                             $   --        $   --      $3,359        $   --      $   --
======================================================================================================

                         Pioneer ILS Interval Fund | Annual Report | 10/31/18 39

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at October 31, 2018 was as follows:

----------------------------------------------------------------------------------------------------------
                                                                     Foreign
Statement of                             Interest       Credit       Exchange       Equity       Commodity
Operations                               Rate Risk      Risk         Rate Risk      Risk         Risk
----------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
 Forward foreign
    currency contracts                   $   --         $   --       $(97,215)      $   --       $   --
----------------------------------------------------------------------------------------------------------
 Total Value                             $   --         $   --       $(97,215)      $   --       $   --
==========================================================================================================
Change in net unrealized
 appreciation (depreciation) on:
 Forward foreign
    currency contracts                   $   --         $   --       $(77,535)      $   --       $   --
----------------------------------------------------------------------------------------------------------
 Total Value                             $   --         $   --       $(77,535)      $   --       $   --
==========================================================================================================

6. Repurchase Offers

The Fund is a closed-end "interval" fund. The Fund has adopted, pursuant to Rule 23c-3 under the 1940 Act, a fundamental policy, which cannot be changed without shareowner approval, requiring the Fund to offer to repurchase at least 5% and up to 25% of the Fund's outstanding shares at NAV on a regular schedule.

The Fund is required to make repurchase offers every three months. Quarterly repurchase offers occur in the months of January, April, July and October. The Fund will typically seek to conduct quarterly repurchase offers for 10% of the Fund's outstanding shares at their NAV per share unless the Fund's Board of Trustees has approved a higher or lower amount for that repurchase offer. Repurchase offers in excess of 5% are made solely at the discretion of the Fund's Board of Trustees and investors should not rely on any expectation of repurchase offers in excess of 5%. Even though the Fund makes quarterly repurchase offers investors should consider the Fund's shares illiquid.

In the event a repurchase offer by the Fund is oversubscribed, the Fund may repurchase, but is not required to repurchase, additional shares up to a maximum amount of 2% of the outstanding shares of the Fund. If the Fund determines not to repurchase additional shares beyond the repurchase offer amount, or if shareowners submit for repurchase an amount of shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the shares submitted for repurchase on a pro rata basis.

40 Pioneer ILS Interval Fund | Annual Report | 10/31/18

Shares repurchased during the year ended October 31, 2018 were as follows:

------------------------------------------------------------------------------------------------------------------
                                                       Percentage
                                                       of
                                                       Outstanding    Amount
                                         NAV on        Shares         of Shares
Commence-    Repurchase    Repurchase    Repurchase    The Fund       The Fund         Percentage    Number
ment         Request       Pricing       Pricing       Offered to     Offered to       of Shares     of Shares
Date         Deadline      Date          Date          Repurchase     Repurchase       Tendered      Tendered
------------------------------------------------------------------------------------------------------------------
10/27/17     12/1/17       12/15/17      $9.43         10%            3,744,971.972    48.4576%      1,814,723.934
------------------------------------------------------------------------------------------------------------------
1/19/18      2/23/18       3/9/18        $9.48         10%            7,182,517.061    42.0784%      3,022,289.664
------------------------------------------------------------------------------------------------------------------
4/20/18      5/18/18       6/1/18        $9.65         10%            8,431,203.230    19.0969%      1,610,102.094
------------------------------------------------------------------------------------------------------------------
7/13/18      8/17/18       8/31/18       $9.95         10%            9,967,367.559    39.4658%      3,933,704.652
------------------------------------------------------------------------------------------------------------------

                         Pioneer ILS Interval Fund | Annual Report | 10/31/18 41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareholders of
Pioneer ILS Interval Fund:
--------------------------------------------------------------------------------

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer ILS Interval Fund (the "Fund"), including the schedule of investments, as of October 31, 2018, and the related statements of operations, changes in net assets, cash flows and the financial highlights for the year then ended and the related notes, and the statement of changes in net assets and financial highlights for the year ended October 31, 2017 (collectively referred to as the "financial statements"). The financial highlights for periods ended October 31, 2015 and October 31, 2016 were audited by another independent registered public accounting firm whose report, dated December 23, 2016, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2018, the results of its operations, the changes in its net assets, and the financial highlights for the year ended, and the statement of changes in net assets and financial highlights for the year ended October 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

42 Pioneer ILS Interval Fund | Annual Report | 10/31/18

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the Fund's auditor since 2017.

Boston, Massachusetts
December 21, 2018

                         Pioneer ILS Interval Fund | Annual Report | 10/31/18 43

ADDITIONAL INFORMATION (unaudited)

The percentages of the Fund's ordinary Income distributions that are exempt from non resident alien (NRA) tax withholding resulting from qualified interest income was 0.31%.

Information regarding the repurchase offer with a commencement date of 10/26/18 was as follows:

------------------------------------------------------------------------------------------------------------------
                                                       Percentage
                                                       of
                                                       Outstanding    Amount
                                         NAV on        Shares         of Shares
Commence-    Repurchase    Repurchase    Repurchase    the Fund       the Fund         Percentage    Number
ment         Request       Pricing       Pricing       Offered to     Offered to       of Shares     of Shares
Date         Deadline      Date          Date          Repurchase     Repurchase       Tendered      Tendered
------------------------------------------------------------------------------------------------------------------
10/26/18     11/30/18      12/14/18      $8.71         10%            9,991,972.007    81.1602%      8,109,502.261
------------------------------------------------------------------------------------------------------------------

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Fund's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Fund upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Fund's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Fund's independent registered public accounting firm, D&T's reports on the Fund's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

44 Pioneer ILS Interval Fund | Annual Report | 10/31/18

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged an independent registered public accounting firm, Ernst & Young LLP ("EY").

Prior to its engagement, EY had advised the Fund's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and
(x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment adviser or investment banking services). None of the foregoing services involved the Fund, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Fund, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

                         Pioneer ILS Interval Fund | Annual Report | 10/31/18 45

Approval of Investment Management Agreement

Amundi Pioneer Asset Management, Inc. ("APAM") serves as the investment adviser to Pioneer ILS Interval Fund (the "Fund") pursuant to an investment management agreement between APAM and the Fund. In order for APAM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2018 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2018, July 2018 and September 2018. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment management agreement.

In March 2018, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2018, the Trustees, among other things, reviewed the Fund's management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("APIAM" and, together with APAM, "Amundi Pioneer"), as compared to that of APAM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of APAM's and APIAM's institutional accounts, as well as the different services provided by APAM to the Fund and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees' request, in September 2018.

At a meeting held on September 18, 2018, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees

46 Pioneer ILS Interval Fund | Annual Report | 10/31/18 considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed APAM's investment approach for the Fund and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of APAM that are involved in APAM's services to the Fund, including APAM's compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM's senior management to the Pioneer Fund complex.

The Trustees considered that APAM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Fund were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Fund's performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and the performance of the Fund's benchmark index. They also discuss the Fund's performance with APAM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the investment management agreement.

                         Pioneer ILS Interval Fund | Annual Report | 10/31/18 47

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund's shareowners. The Trustees noted that they separately review and consider the impact of the Fund's transfer agency and Fund- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund's expense ratio.

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the fifth quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees noted the investment management expertise and resources required to implement the Fund's complex investment strategy. The Trustees also considered that the Fund did not have a clear cut peer group. The Trustees considered that the expense ratio of the Fund's shares for the most recent fiscal year was in the second quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM's costs in providing services to the Fund and APAM's and APIAM's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM's and APIAM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management agreement with the Fund, APAM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with APAM's management of the Fund.

48 Pioneer ILS Interval Fund | Annual Report | 10/31/18

The Trustees concluded that the management fee payable by the Fund to APAM was reasonable in relation to the nature and quality of the services provided by APAM.

Profitability

The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Fund, including the methodology used by APAM in allocating certain of its costs to the management of the Fund. The Trustees also considered APAM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM's profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered APAM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits that APAM enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM's businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to APAM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services.

                         Pioneer ILS Interval Fund | Annual Report | 10/31/18 49

The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi's worldwide asset management business manages over $1.7 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM's relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM's relationships with the Fund, including Amundi's ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi's enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

50 Pioneer ILS Interval Fund | Annual Report | 10/31/18

Trustees, Officers and Service Providers

Investment Adviser
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 43 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                         Pioneer ILS Interval Fund | Annual Report | 10/31/18 51

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position      Term of Office and                                                      Other Directorships
Held With the Fund          Length of Service     Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (68)        Trustee since 2014.   Private investor (2004 - 2008 and 2013 -          Director, Broadridge Financial
Chairman of the             Serves until a        present); Chairman (2008 - 2013) and Chief        Solutions, Inc. (investor
Board and Trustee           successor trustee is  Executive Officer (2008 - 2012), Quadriserv,      communications and securities
                            elected or earlier    Inc. (technology products for securities lending  processing provider for
                            retirement or         industry); and Senior Executive Vice President,   financial services industry)
                            removal.              The Bank of New York (financial and securities    (2009 - present); Director,
                                                  services) (1986 - 2004)                           Quadriserv, Inc. (2005 - 2013);
                                                                                                    and Commissioner, New Jersey
                                                                                                    State Civil Service Commission
                                                                                                    (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (74)          Trustee since 2014.   Managing Partner, Federal City Capital Advisors   Director of New York Mortgage
Trustee                     Serves until a        (corporate advisory services company) (1997 -     Trust(publicly-traded mortgage
                            successor trustee is  2004 and 2008 - present); Interim Chief           REIT) (2004 - 2009, 2012 -
                            elected or earlier    Executive Officer, Oxford Analytica, Inc.         present); Director of The Swiss
                            retirement or         (privately held research and consulting company)  Helvetia Fund, Inc. (closed-
                            removal.              (2010); Executive Vice President and Chief        end fund) (2010 - 2017);
                                                  Financial Officer, I-trax, Inc. (publicly traded  Director of Oxford Analytica, health care services company) (2004 - 2007); and  Inc. (2008 - 2015); and
                                                  Executive Vice President and Chief Financial      Director of Enterprise
                                                  Officer, Pedestal Inc. (internet-based mortgage   Community Investment, Inc.
                                                  trading company) (2000 - 2002); Private           (privately-held affordable
                                                  Consultant (1995 - 1997); Managing Director,      housing finance company) (1985
                                                  Lehman Brothers (1992 - 1995); and Executive,     - 2010)
                                                  The World Bank (1979 - 1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (74)   Trustee since 2014.   William Joseph Maier Professor of Political       Trustee, Mellon Institutional
Trustee                     Serves until a        Economy, Harvard University (1972 - present)      Funds Investment Trust and
                            successor trustee is                                                    Mellon Institutional Funds
                            elected or earlier                                                      Master Portfolio (oversaw 17
                            retirement or                                                           portfolios in fund complex)
                            removal.                                                                (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------

52 Pioneer ILS Interval Fund | Annual Report | 10/31/18

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position      Term of Office and                                                      Other Directorships
Held With the Fund          Length of Service     Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (71)   Trustee since 2014.   Founding Director, Vice-President and Corporate   None
Trustee                     Serves until a        Secretary, The Winthrop Group, Inc. (consulting
                            successor trustee is  firm) (1982 - present); Desautels Faculty of
                            elected or earlier    Management, McGill University (1999 - 2017); and
                            retirement or         Manager of Research Operations and
                            removal.              Organizational Learning, Xerox PARC, Xerox's
                                                  advance research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (62)    Trustee since 2017.   Chief Investment Officer, 1199 SEIU Funds         None
Trustee                     (Advisory Trustee     (healthcare workers union pension funds) (2001 -
                            from 2014 - 2017)     present); Vice President - International
                            Serves until a        Investments Group, American International Group,
                            successor trustee is  Inc. (insurance company) (1993 - 2001); Vice
                            elected or earlier    President - Corporate Finance and Treasury
                            retirement or         Group, Citibank, N.A. (1980 - 1986 and 1990 -
                            removal.              1993); Vice President - Asset/Liability
                                                  Management Group, Federal Farm Funding
                                                  Corporation (government-sponsored issuer of debt
                                                  securities) (1988 - 1990); Mortgage Strategies
                                                  Group, Shearson Lehman Hutton, Inc. (investment
                                                  bank) (1987 - 1988); and Mortgage Strategies
                                                  Group, Drexel Burnham Lambert, Ltd. (investment
                                                  bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (70)    Trustee since 2014.   President and Chief Executive Officer, Newbury    Director of New America High
Trustee                     Serves until a        Piret Company (investment banking firm) (1981 -   Income Fund, Inc. (closed-end
                            successor trustee is  present)                                          investment company) (2004 -
                            elected or earlier                                                      present); and Member, Board of
                            retirement or                                                           Governors, Investment Company
                            removal.                                                                Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (71)      Trustee since 2014.   Consultant (investment company services) (2012 -  None
Trustee                     Serves until a        present); Executive Vice President, BNY Mellon
                            successor trustee is  (financial and investment company services)
                            elected or earlier    (1969 - 2012); Director, BNY International
                            retirement or         Financing Corp. (financial services) (2002 -
                            removal.              2012); and Director, Mellon Overseas Investment
                                                  Corp. (financial services) (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

                         Pioneer ILS Interval Fund | Annual Report | 10/31/18 53

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position      Term of Office and                                                      Other Directorships
Held With the Fund          Length of Service     Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (56)*         Trustee since 2017.   Director, CEO and President of Amundi Pioneer     None
Trustee, President and      Serves until a        Asset Management USA, Inc. (since September
Chief Executive Officer     successor trustee is  2014); Director, CEO and President of Amundi
                            elected or earlier    Pioneer Asset Management, Inc. (since September
                            retirement or         2014); Director, CEO and President of Amundi
                            removal               Pioneer Distributor, Inc. (since September
                                                  2014); Director, CEO and President of Amundi
                                                  Pioneer Institutional Asset Management, Inc.
                                                  (since September 2014); Chair, Amundi Pioneer
                                                  Asset Management USA, Inc., Amundi Pioneer
                                                  Distributor, Inc. and Amundi Pioneer
                                                  Institutional Asset Management, Inc. (September
                                                  2014 - 2018); Managing Director, Morgan Stanley
                                                  Investment Management (2010 - 2013); and
                                                  Director of Institutional Business, CEO of
                                                  International, Eaton Vance Management (2005 -
                                                  2010)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (60)*     Trustee since 2014.   Director and Executive Vice President (since      None
Trustee                     Serves until a        2008) and Chief Investment Officer, U.S. (since
                            successor trustee is  2010) of Amundi Pioneer Asset Management USA,
                            elected or earlier    Inc.; Executive Vice President and Chief
                            retirement or         Investment Officer, U.S. of Amundi Pioneer
                            removal               (since 2008); Executive Vice President of Amundi
                                                  Pioneer Institutional Asset Management, Inc.
                                                  (since 2009); and Portfolio Manager of Amundi
                                                  Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

54 Pioneer ILS Interval Fund | Annual Report | 10/31/18

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position      Term of Office and                                                      Other Directorships
Held With the Fund          Length of Service     Principal Occupation                              Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (53)  Since 2014. Serves    Vice President and Associate General Counsel of   None
Secretary and               at the discretion of  Amundi Pioneer since January 2008; Secretary and
Chief Legal Officer         the Board             Chief Legal Officer of all of the Pioneer Funds
                                                  since June 2010; Assistant Secretary of all of
                                                  the Pioneer Funds from September 2003 to May
                                                  2010; and Vice President and Senior Counsel of
                                                  Amundi Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (57)      Since 2014. Serves    Fund Governance Director of Amundi Pioneer since  None
Assistant Secretary         at the discretion of  December 2006 and Assistant Secretary of all the
                            the Board             Pioneer Funds since June 2010; Manager - Fund
                                                  Governance of Amundi Pioneer from December 2003
                                                  to November 2006; and Senior Paralegal of Amundi
                                                  Pioneer from January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (55)           Since 2014. Serves    Senior Counsel of Amundi Pioneer since May 2013   None
Assistant Secretary         at the discretion of  and Assistant Secretary of all the Pioneer Funds
                            the Board             since June 2010; and Counsel of Amundi Pioneer
                                                  from June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (58)        Since 2014. Serves    Vice President - Fund Treasury of Amundi          None
Treasurer and               at the discretion of  Pioneer; Treasurer of all of the Pioneer Funds
Chief Financial and         the Board             since March 2008; Deputy Treasurer of Amundi
Accounting Officer                                Pioneer from March 2004 to February 2008; and
                                                  Assistant Treasurer of all of the Pioneer Funds
                                                  from March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (53)       Since 2014. Serves    Director - Fund Treasury of Amundi Pioneer; and   None
Assistant Treasurer         at the discretion of  Assistant Treasurer of all of the Pioneer Funds
                            the Board
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (60)          Since 2014. Serves    Senior Manager - Fund Treasury of Amundi          None
Assistant Treasurer         at the discretion of  Pioneer; and Assistant Treasurer of all of the
                            the Board             Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

                         Pioneer ILS Interval Fund | Annual Report | 10/31/18 55

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position      Term of Office and                                                      Other Directorships
Held With the Fund          Length of Service     Principal Occupation                              Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (38)       Since 2014. Serves    Senior Manager - Fund Treasury of Amundi Pioneer  None
Assistant Treasurer         at the discretion of  since November 2008; Assistant Treasurer of all
                            the Board             of the Pioneer Funds since January 2009; and
                                                  Client Service Manager - Institutional Investor
                                                  Services at State Street Bank from March 2003 to
                                                  March 2007
------------------------------------------------------------------------------------------------------------------------------------
John Malone (47)            Since 2018. Serves    Managing Director, Chief Compliance Officer of    None
Chief Compliance Officer    at the discretion of  Amundi Pioneer Asset Management; Amundi Pioneer
                            the Board             Institutional Asset Management, Inc.; and the
                                                  Pioneer Funds since September 2018; and Chief
                                                  Compliance Officer of Amundi Pioneer
                                                  Distributor, Inc. since January 2014.
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (47)        Since 2014. Serves    Vice President - Investor Services Group of       None
Anti-Money Laundering       at the discretion of  Amundi Pioneer and Anti-Money Laundering Officer
Officer                     the Board             of all the Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

56 Pioneer ILS Interval Fund | Annual Report | 10/31/18

                          This page is for your notes.

                         Pioneer ILS Interval Fund | Annual Report | 10/31/18 57

                          This page is for your notes.

58 Pioneer ILS Interval Fund | Annual Report | 10/31/18

                          This page is for your notes.

                         Pioneer ILS Interval Fund | Annual Report | 10/31/18 59

                          This page is for your notes.

60 Pioneer ILS Interval Fund | Annual Report | 10/31/18

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-844-391-3034

Write to us:
--------------------------------------------------------------------------------
DST Systems, Inc.
P.O. Box 219695
Kansas City, MO 64121

Our toll-free fax                                                 1-855-247-7422

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov.

[LOGO]   Amundi Pioneer
       ================
       ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
[C] 2018 Amundi Pioneer Asset Management 28991-03-1218





ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Fund were $143,000 payable to Ernst & Young LLP for the year ended
October 31, 2018 and $118,000 payable
for the year ended October 31, 2017.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2018 or 2017.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Fund were $13,515
payable to Ernst & Young LLP for the year ended
October 31, 2018 and $13,515
for the year ended October 31, 2017.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.


There were no other fees in 2018 or 2017.


(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended October 31 2018 and 2017, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.



(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund were $13,515 payable to Ernst & Young LLP for the year ended
October 31, 2018 and $13,515 for the year ended
October 31, 2017.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

                    Proxy Voting Policies and Procedures of
                       Pioneer Investment Management, Inc.

                            VERSION DATED July, 2004

                                    Overview

   Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

   The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

   Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

   Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

   Any questions about these policies and procedures should be directed to the Proxy Coordinator.

                             Proxy Voting Procedures

   Proxy Voting Service
   Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

   Proxy Coordinator
   Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

   Referral Items
   From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of

   Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

   If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

   Conflicts of Interest
   A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

       o An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

       o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

       o An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

       o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

       o Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

   Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

   Securities Lending
   In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

   Share-Blocking

   "Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

   Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

   Record Keeping
   The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

       o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

       o   Retains a record of the vote cast;

       o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

       o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

   The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

       o    A record memorializing the basis for each referral vote cast;

       o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

       o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

       o Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

     Disclosure
     Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

     Proxy Voting Oversight Group
     The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

     The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

     Amendments
     Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

   Proxy Voting Policies
   Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

   All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

   Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

   Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

Administrative
   While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

   We will generally support these and similar management proposals:

       o    Corporate name change.

       o    A change of corporate headquarters.

       o    Stock exchange listing.

       o    Establishment of time and place of annual meeting.

       o    Adjournment or postponement of annual meeting.

       o    Acceptance/approval of financial statements.

       o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

       o    Approval of minutes and other formalities.

       o Authorization of the transferring of reserves and allocation of income.

       o    Amendments to authorized signatories.

       o    Approval of accounting method changes or change in fiscal year-end.

       o    Acceptance of labor agreements.

       o    Appointment of internal auditors.

   Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

Auditors
     We normally vote for proposals to:

       o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

       o    Restore shareholder rights to ratify the auditors.

     We will normally oppose proposals that require companies to:

       o    Seek bids from other auditors.

       o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

       o    Indemnify auditors.

       o Prohibit auditors from engaging in non-audit services for the company.

     Board of Directors
     On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

     General Board Issues
     Pioneer will vote for:

       o Audit, compensation and nominating committees composed of independent directors exclusively.

       o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

       o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

       o    Election of an honorary director.

     We will vote against:

       o    Minimum stock ownership by directors.

       o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

       o Requirements for union or special interest representation on the board.

       o    Requirements to provide two candidates for each board seat.

     We will vote on a case-by case basis on these issues:

       o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

     Elections of Directors
     In uncontested elections of directors we will vote against:

       o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

       o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

     We will also vote against:

       o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

       o Directors who appear to lack independence or are associated with very poor corporate performance.

     We will vote on a case-by case basis on these issues:

       o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

       o    Contested election of directors.

       o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

       o    Mandatory retirement policies.

       o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

     Takeover-Related Measures
     Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

     Pioneer will vote for:

       o    Cumulative voting.

       o    Increase ability for shareholders to call special meetings.

       o    Increase ability for shareholders to act by written consent.

       o    Restrictions on the ability to make greenmail payments.

       o    Submitting rights plans to shareholder vote.

       o    Rescinding shareholder rights plans ("poison pills").

       o    Opting out of the following state takeover statutes:

     o Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

     o Control share cash-out provisions, which require large holders to acquire shares from other holders.

     o Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

     o Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

     o Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

     o Fair price provisions.

     o Authorization of shareholder rights plans.

     o Labor protection provisions.

     o Mandatory classified boards.

     We will vote on a case-by-case basis on the following issues:

       o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

       o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

       o    Proposals that allow shareholders to nominate directors.

     We will vote against:

       o    Classified boards, except in the case of closed-end mutual funds.

       o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

       o    Classes of shares with unequal voting rights.

       o    Supermajority vote requirements.

       o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

       o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

       o    Extension of advance notice requirements for shareholder proposals.

       o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

       o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

     Capital Structure
     Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

     Pioneer will vote for:

       o    Changes in par value.

       o    Reverse splits, if accompanied by a reduction in number of shares.

       o Share repurchase programs, if all shareholders may participate on equal terms.

       o    Bond issuance.

       o    Increases in "ordinary" preferred stock.

       o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

       o    Cancellation of company treasury shares.

     We will vote on a case-by-case basis on the following issues:

       o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

       o Increase in authorized common stock. We will make a determination considering, among other factors:

     o Number of shares currently available for issuance;

     o Size of requested increase (we would normally approve increases of up to 100% of current authorization);

     o Proposed use of the additional shares; and

     o Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

       o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

       o    Proposals to submit private placements to shareholder vote.

       o    Other financing plans.

     We will vote against preemptive rights that we believe limit a company's financing flexibility.

     Compensation
     Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

     Pioneer will vote for:

       o    401(k) benefit plans.

       o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

       o Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

     o Amendments to performance plans to conform with OBRA;

     o Caps on annual grants or amendments of administrative features;

     o Adding performance goals; and

     o Cash or cash-and-stock bonus plans.

       o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

       o    Require that option repricings be submitted to shareholders.

       o    Require the expensing of stock-option awards.

       o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

       o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

     We will vote on a case-by-case basis on the following issues:

       o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

       o The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

            Dilution = (A + B + C) / (A + B + C + D), where

            A = Shares reserved for plan/amendment,

            B = Shares available under continuing plans,

            C = Shares granted but unexercised and

            D = Shares outstanding.

       o    The plan must not:

            o Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

            o Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

     o We are generally in favor of proposals that increase participation beyond executives.

     o We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

     o We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

     o We generally support proposals asking companies to adopt stock holding periods for their executives.

       o    All other employee stock purchase plans.

       o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

       o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

     We will vote against:

       o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

       o    Elimination of stock option plans.

     We will vote on a case-by case basis on these issues:

       o    Limits on executive and director pay.

       o    Stock in lieu of cash compensation for directors.

     Corporate Governance
     Pioneer will vote for:

       o    Confidential Voting.

       o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

       o Proposals requiring directors to disclose their ownership of shares in the company.

     We will vote on a case-by-case basis on the following issues:

       o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

       o Bundled proposals. We will evaluate the overall impact of the proposal.

       o    Adopting or amending the charter, bylaws or articles of association.

       o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

     We will vote against:

       o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

       o    Limitations on stock ownership or voting rights.

       o    Reduction in share ownership disclosure guidelines.

     Mergers and Restructurings
     Pioneer will vote on the following and similar issues on a case-by-case basis:

       o    Mergers and acquisitions.

       o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

       o    Debt restructurings.

       o    Conversion of securities.

       o    Issuance of shares to facilitate a merger.

       o    Private placements, warrants, convertible debentures.

       o Proposals requiring management to inform shareholders of merger opportunities.

     We will normally vote against shareholder proposals requiring that the company be put up for sale.

     Mutual Funds
     Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

     Pioneer will vote for:

       o    Establishment of new classes or series of shares.

       o    Establishment of a master-feeder structure.

     Pioneer will vote on a case-by-case on:

       o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

       o    Approval of new or amended advisory contracts.

       o    Changes from closed-end to open-end format.

       o    Authorization for, or increase in, preferred shares.

       o    Disposition of assets, termination, liquidation, or mergers.

       o Classified boards of closed-end mutual funds, but will typically support such proposals.

     Social Issues
     Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

       o Conduct studies regarding certain issues of public concern and interest;

       o Study the feasibility of the company taking certain actions with regard to such issues; or

       o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

     We believe these issues are important and should receive management attention.

     Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGER

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
The table below indicates, for the portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2018. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.


                                                                                               NUMBER OF          ASSETS
                                                                                                ACCOUNTS         MANAGED
                                                                                             MANAGED FOR       FOR WHICH
                                                                                          WHICH ADVISORY        ADVISORY
                                                          NUMBER OF                               FEE IS          FEE IS
NAME OF                                                    ACCOUNTS       TOTAL ASSETS      PERFORMANCE-    PERFORMANCE-
PORTFOLIO MANAGER    TYPE OF ACCOUNT                        MANAGED    MANAGED (000'S)             BASED   BASED (000'S)
-------------------  ---------------------------------- -----------  -----------------  ----------------  --------------
Chin Liu             Other Registered
                     Investment Companies                       2    $278,325                        N/A             N/A
                     Other Pooled Investment Vehicles           0    $      0                        N/A             N/A
                     Other Accounts                             0    $      0                        N/A             N/A
-------------------  ---------------------------------- -----------  --------           ----------------  --------------

POTENTIAL CONFLICTS OF INTEREST
When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Amundi Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Amundi Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Amundi Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. See "Compensation of Portfolio Manager" below.

o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Amundi Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Amundi Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Amundi Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Amundi Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.


COMPENSATION OF PORTFOLIO MANAGER
Amundi Pioneer has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Amundi Pioneer. The compensation program for all Amundi Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Amundi Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Amundi Pioneer. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

o QUANTITATIVE INVESTMENT PERFORMANCE. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and broad-based securities market indexes measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, are the Bank of America Merrill Lynch (BofA ML) 3-Month U.S. Treasury Bill Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager's competitive universe.

o QUALITATIVE PERFORMANCE. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

o AMUNDI PIONEER RESULTS AND BUSINESS LINE RESULTS. Amundi Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.

Certain portfolio managers participate in other programs designed to reward and retain key contributors. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds.


SHARE OWNERSHIP BY PORTFOLIO MANAGER
The following table indicates as of October 31, 2018 the value, within the indicated range, of shares beneficially owned by the portfolio manager of the fund.


                             BENEFICIAL OWNERSHIP
NAME OF PORTFOLIO MANAGER    OF THE FUND*
---------------------------  ---------------------

---------------------------  ---------------------
Chin Liu                     D
---------------------------  ---------------------

*     Key to Dollar Ranges

A.   None
B.   $1 - $10,000
C.   $10,001 - $50,000
D.   $50,001 - $100,000
E.   $100,001 - $500,000
F.   $500,001 - $1,000,000
G.   Over $1,000,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to
Section 12 of the Exchange Act.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer ILS Interval Fund


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer


Date December 28, 2018


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 28, 2018


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer


Date December 28, 2018

* Print the name and title of each signing officer under his or her signature.